Exhibit 10.10

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

THIRD AMENDMENT TO

EXCLUSIVE DISTRIBUTION AGREEMENT

This Third Amendment (this “Amendment”) to Exclusive Distribution Agreement is entered into as of December 31, 2013 (the “Effective Date”), by and between Zimmer Dental Inc., a Delaware corporation (“Zimmer”), and RTI Biologics, Inc., a Delaware corporation (“RTI”). Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the Agreement (as defined below).

Recitals

A.    Zimmer and RTI entered into an Exclusive Distribution Agreement on September 30, 2010, as amended on September 27, 2011 (the “Agreement”).

B.    Zimmer and RTI desire to amend the Agreement and provide for certain other matters as set forth in this Amendment.

Agreement

For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery of this Amendment, Zimmer and RTI agree as follows:

1.    Marketing and Distribution Activities. The fifth sentence of Section 2.3 of the Agreement is amended and replaced in its entirety with the following: [****]

2.    Minimum Order Volume. The parties agree that the table in Section 3.9 of the Agreement that sets forth the Minimum Requirements is deleted and replaced in its entirety with the following table:

Calendar Year	Minimum Aggregate Fees
2011	[****]
2012	[****]
2013	[****]
2014	[****]
2015	[****]
2016	[****]
2017	[****]
2018	[****]
2019	[****]
2020	[****]

3.    Representations and Warranties. Each Party hereby represents and warrants to the other Party that the execution, delivery and performance by it of this Amendment and the consummation by it of the transactions contemplated hereby do not and will not violate, conflict with, result in the breach or termination of, or constitute a default under (or event which, with notice, lapse of time or both, would constitute a default under), any contract or agreement to which it is a party or by which any of its properties or businesses are bound.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

4.    Release and Waiver. [****].

5.    Effect on the Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment is being effected in accordance with Section 13.4 of the Agreement.

6.    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its choice of law rules.

[SIGNATURES ON FOLLOWING PAGE;

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, each party has caused this Third Amendment to be executed by its respective duly authorized representative as of the Effective Date.

RTI BIOLOGICS, INC.

By:	/s/ Robert Lane

Name:	Robert Lane

Title:	Executive Vice President, Commercial

ZIMMER DENTAL INC.

By:	/s/ Harold C. Flynn, Jr.

Name:	Harold C. Flynn, Jr.

Title:	President, Zimmer Dental